Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DelMar Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the fiscal ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Praill, Chief Financial Officer of the Company, certify to my knowledge and in my capacity, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 21, 2018	By:	/s/ Scott Praill
Scott Praill
Chief Financial Officer